SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.

                             FORM 8-K

                            CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 27, 1998

             CREATIVE RECYCLING TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)

     GEORGIA                0-28704              84-1122431
(State or other jurisdic  (Commission File      (IRS Employer
 tion of incorporation)      Number)           Identification No.)

    3500 PARKWAY LANE, SUITE 435, NORCROSS, GEORGIA 30092
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770)729-9010

                            Not Applicable
  (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING
          ACCOUNTANTS.

          Not Applicable.

ITEM 5.   OTHER EVENTS.

          Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On July 27, 1998, June Cuba and Ronald Lambert resigned from the Board of Directors of the Registrant. Ms. Cuba and Mr. Lambert did not indicate to the Registrant their resignation was because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. Ms. Cuba remains an officer of the Registrant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired: Not Applicable.

      (b) Pro forma financial information: Not Applicable.

      (c) Exhibits: None.

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the Registrant sold by the Registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

          A.   Title and Amount of Securities Sold and Date of the
Transactions.

               On July 24, 1998, the Registrant sold 15,000 units for $1.50 per unit, each unit consisting of one share of Class A Common Stock and one Series A Warrant.

          B.   Name of Placement Agent and Description of Offerees

               The Placement Agent was Brown & Lampe, Vienna, Austria. The units were offered to non-U.S. persons by Brown & Lampe.

          C.   Consideration Received

               Total consideration paid with respect to the sale on July 24, 1998 was $22,500 ($1.50 per unit), an underwriting commission of $7,500 was paid, with Registrant receiving net funds of $15,000.

          D. Exemption from Registration Claimed

              The securities were only offered to Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o). Each purchaser has executed a Subscription Agreement in which the purchaser represents that he/she is a non-U.S. person and is otherwise eligible to purchase securities in accordance with the exemption provided by Regulation S under the Securities Act of 1933.

          E.  Description of Convertible Securities

              Each Series A Warrant is convertible into one share of Class A Common Stock at an exercise price of $3.50 per share on or before December 31, 2003.


                         SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CREATIVE RECYCLING TECHNOLOGIES, INC.

Date: August 12, 1998              By:/s/James Robert Shaw
                                   James Robert Shaw
                                   President